Exhibit 99.1

PROG Holdings Reports Fourth Quarter 2025 Results
•Consolidated revenues from Continuing Operations of $574.6 million; Net earnings of $40.5 million
•Adjusted EBITDA from Continuing Operations of $61.5 million
•Diluted EPS from Continuing Operations of $0.49; Non-GAAP Diluted EPS from Continuing Operations of $0.74
•Progressive Leasing GMV of $534 million, PROG Marketplace GMV up 187%
•Four Technologies grows GMV 126%

SALT LAKE CITY, February 18, 2026 - PROG Holdings, Inc. (NYSE:PRG), the fintech holding company for Progressive Leasing, Purchasing Power, Four Technologies and MoneyApp today announced financial results for the fourth quarter ended December 31, 2025.
"Q4 and full-year 2025 were periods of disciplined execution that demonstrated the strength and resilience of PROG’s multi-product platform," said PROG Holdings President and CEO Steve Michaels. "Despite a challenging retail environment and the impact of a large partner bankruptcy on Progressive Leasing, we took proactive steps to protect portfolio performance, expand margins, and position the business for profitable growth."
"At the same time, we continued to build momentum across our ecosystem during the quarter. Four delivered its ninth consecutive quarter of triple-digit GMV and revenue growth, and MoneyApp approached breakeven adjusted EBITDA by year-end. Both Four and MoneyApp drove incremental Leasing volume through cross-sell, and our direct-to-consumer Leasing channel, PROG Marketplace, nearly tripled GMV during the quarter. We also simplified and strengthened the business through the sale of the Vive portfolio and the announcement of the Purchasing Power acquisition."
"As we move into 2026, we are confident that our three-pillared strategy to grow, enhance, and expand across our product ecosystem, with a focus on increasing customer acquisition and lifetime value, will support sustainable growth. Our business is generating significant free cash flow, providing us with the flexibility to invest in growth, deleverage following the acquisition, and continue building long-term value for our shareholders," concluded Michaels.

Consolidated Results
Consolidated revenues for the fourth quarter of 2025 were $574.6 million, a decrease of 5.2% from the same period in 2024.
Consolidated net earnings from continuing operations for the quarter were $19.9 million, compared with $58.3 million in the prior year period. The prior year period included a $27.8 million deferred tax benefit related to an election to terminate a wholly-owned partnership for tax purposes. The effective income tax rate was 36.6% in the fourth quarter. Adjusted EBITDA from continuing operations for the quarter was $61.5 million, or 10.7% of revenues, compared with $64.1 million, or 10.6% of revenues for the same period in 2024.
Diluted earnings per share from continuing operations for the fourth quarter of 2025 were $0.49, compared with $1.36 in the year ago period. On a non-GAAP basis, diluted earnings per share from continuing operations were down 5.1% at $0.74 in the fourth quarter of 2025, compared with $0.78 for the same period in 2024. The Company's diluted weighted average shares outstanding in the fourth quarter were 5.2% lower year-over-year.
Progressive Leasing Results
Progressive Leasing's fourth quarter GMV of $534.0 million was down 10.6% compared to the same period in 2024. The provision for lease merchandise write-offs for the quarter was 7.6% of leasing revenues, lower by 30 basis points from the prior year, and within the Company's 6-8% targeted annual range.
Liquidity and Capital Allocation
PROG Holdings ended the fourth quarter of 2025 with cash of $308.8 million and gross debt of $600.0 million. The Company did not repurchase any shares during the fourth quarter and maintains $309.6 million of repurchase capacity under its $500 million share repurchase program. Additionally, the Company paid a quarterly cash dividend of $0.13 per share.

2026 Outlook
The Company is issuing full year and Q1 2026 outlook from continuing operations for revenues, consolidated net earnings from continuing operations, segment earnings before taxes, adjusted EBITDA, GAAP diluted EPS, and non-GAAP diluted EPS. The outlook below includes almost a full year of ownership of the recently acquired Purchasing Power business, and assumes a difficult operating environment with soft demand for consumer durable goods, no material changes in the Company's current decisioning posture, an effective tax rate for Non-GAAP EPS of approximately 26%, and no impact from additional share repurchases.

	Full Year 2026 Outlook
(In thousands, except per share amounts)	Low	High

PROG Holdings - Total Revenues from Continuing Operations	$3,020,000	$3,140,000
PROG Holdings - Net Earnings from Continuing Operations	132,000	155,000
PROG Holdings - Adjusted EBITDA from Continuing Operations	320,000	350,000
PROG Holdings - Diluted EPS from Continuing Operations	3.34	3.79
PROG Holdings - Diluted Non-GAAP EPS from Continuing Operations	4.00	4.45

Progressive Leasing - Total Revenues	2,202,500	2,253,000
Progressive Leasing - Earnings Before Taxes	182,000	193,000
Progressive Leasing - Adjusted EBITDA	254,000	266,000

Purchasing Power - Total Revenues	680,000	730,000
Purchasing Power - Earnings Before Taxes	13,000	22,000
Purchasing Power - Adjusted EBITDA	50,000	60,000

Four - Total Revenues	125,000	140,000
Four - Earnings Before Taxes	7,500	11,000
Four - Adjusted EBITDA	17,500	22,500

Other - Total Revenues	12,500	17,000
Other - Loss Before Taxes	(14,500)	(12,000)
Other - Adjusted EBITDA	(1,500)	1,500

	Three Months Ended March 31, 2026 Outlook
(In thousands, except per share amounts)	Low	High

PROG Holdings - Total Revenues from Continuing Operations	$715,000	$745,000
PROG Holdings - Net Earnings from Continuing Operations	9,000	17,000
PROG Holdings - Adjusted EBITDA from Continuing Operations	65,000	75,000
PROG Holdings - Diluted EPS from Continuing Operations	0.22	0.42
PROG Holdings - Diluted Non-GAAP EPS from Continuing Operations	0.70	0.90
Conference Call and Webcast
The Company has scheduled a live webcast and conference call for Wednesday, February 18, 2026, at 8:30 A.M. ET to discuss its financial results for the fourth quarter of 2025. To access the live webcast, visit the Events and Presentations page of the Company’s Investor Relations website, https://investor.progholdings.com/.
About PROG Holdings, Inc.
PROG Holdings, Inc. (NYSE:PRG) is a fintech holding company headquartered in Salt Lake City, UT, that provides transparent and competitive payment options to consumers. The Company owns Progressive Leasing, a leading provider of e-commerce, app-based, and in-store point-of-sale lease-to-own solutions, Four Technologies, a provider of Buy Now, Pay Later payment options through its platform, Four, and MoneyApp, a mobile application that offers customers interest-free cash advances. More information on PROG Holdings and its companies can be found at https://investor.progholdings.com/.
Forward-Looking Statements:
Statements, estimates and projections in this press release regarding our business that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as "belief," "expect," "continue," "target," "outlook," "assumes," and similar forward-looking terminology. These risks and uncertainties include (i) continued volatility and challenges in the macroeconomic environment and their impact on: (a) consumer confidence and customer demand for the merchandise that our retail partners sell, in particular consumer durables, such as home appliances, electronics and furniture; (b) our customers’ disposable income and their ability to make the lease and loan payments they owe the Company; (c) the availability of consumer credit; and (d) our overall financial performance and outlook; (ii) the impact of the uncertain macroeconomic environment on our proprietary algorithms and decisioning tools that we use to approve customers such that they are no longer indicative of our customers’ ability to perform, which in turn may limit the ability of our businesses to manage risk, avoid lease and loan charge-offs and may result in insufficient reserves to cover actual losses; (iii) a large percentage of

Progressive Leasing's revenue being concentrated with several key retail partners, and the loss of any of these retail partner relationships materially and adversely affecting several aspects of our performance; (iv) Progressive Leasing being unable to attract additional retail partners and retain and grow its relationships with its existing retail partners, resulting in several aspects of our performance being materially and adversely affected; (v) Progressive Leasing being unable to attract new consumers and retain and grow its relationships with its existing customers materially and adversely affecting several aspects of our performance; (vi) Four’s and Purchasing Power's business models differing significantly from Progressive Leasing’s lease-to-own business, which means these businesses have different risk profiles; (vii) our efforts to modernize and enhance certain enterprise-wide information management systems and technologies adversely impacting our businesses and operations; (viii) the inability of our businesses to successfully operate in highly and increasingly competitive industries materially and adversely affecting several aspects of our performance; (ix) our business, results of operations, financial condition, and prospects being materially and adversely affected due to our businesses failing to maintain a consistently high level of consumer satisfaction and trust in its brands; (x) our businesses being subject to extensive federal, state and local laws and regulations, including certain laws and regulations unique to the industries in which our businesses operate, that may subject them to government investigations and significant monetary penalties, remediation expenses and compliance-related burdens that may result in them changing the manner in which they operate, which may be materially adverse to several aspects of our performance; (xi) our performance being materially and adversely affected due to the transactions offered to consumers by our businesses being negatively characterized by federal, state and local government officials, consumer advocacy groups and the media; (xii) our inability to protect confidential, proprietary, or sensitive information, including the confidential information of our customers, being adversely affected by cyber-attacks or similar disruptions, which may result in significant costs, litigation and reputational damage or otherwise have a material adverse impact on several aspects of our performance; (xiii) any significant disruption in our vendors' information technology systems, or disruptions in the information our businesses rely on in their lease and loan decisioning, materially and adversely affecting several aspects of our performance; (xiv) our capital allocation strategy and financial policies, including our current stock repurchase and dividend programs not being effective at enhancing shareholder value, or providing other benefits we expect; and (xv) the other risks and uncertainties discussed under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 18, 2026. Statements, estimates and projections in this press release that are "forward-looking" include without limitation statements, estimates and projections about: (i) our ability to deliver sustainable, profitable growth going forward; (ii) our free cash flow in the future periods and the benefits we expect from it, including the ability to invest in growth, deleverage following our acquisition of Purchasing Power, and provide long-term value for our shareholders; (iii) the performance of our lease portfolio, including our annual write-offs; and (iv) our revised full year 2026 outlook and the guidance we provide for the first quarter of 2026. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this press release.

Investor Contact
John A. Baugh, CFA
Vice President, Investor Relations
john.baugh@progholdings.com

PROG Holdings, Inc.
Consolidated Statement of Earnings
(In thousands, except per share data)

	(Unaudited) Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
REVENUES:
Lease Revenues and Fees	$544,940	$592,872	$2,322,754	$2,366,489
Other Revenues	29,646	13,504	86,469	32,592
	574,586	606,376	2,409,223	2,399,081
COSTS AND EXPENSES:
Depreciation of Lease Merchandise	366,191	403,661	1,590,240	1,621,101
Provision for Lease Merchandise Write-offs	41,427	46,678	173,115	178,338
Operating Expenses	135,091	105,163	445,747	404,917
	542,709	555,502	2,209,102	2,204,356
Gain on Sale of Receivables	6,652	—	6,652	—
OPERATING PROFIT	38,529	50,874	206,773	194,725
Interest Expense, Net	(7,124)	(8,316)	(32,254)	(31,289)
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE (BENEFIT)	31,405	42,558	174,519	163,436
INCOME TAX EXPENSE (BENEFIT)	11,491	(15,747)	50,167	(33,875)
NET EARNINGS FROM CONTINUING OPERATIONS	19,914	58,305	124,352	197,311
EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS, NET OF INCOME TAX	20,552	(758)	22,436	(62)
NET EARNINGS	$40,466	$57,547	$146,788	$197,249
BASIC EARNINGS PER SHARE:
Continuing Operations	$0.50	$1.41	$3.10	$4.63
Discontinued Operations	0.52	(0.02)	0.56	0.00
TOTAL BASIC EARNINGS PER SHARE	$1.02	$1.39	$3.66	$4.63
DILUTED EARNINGS PER SHARE:
Continuing Operations	$0.49	$1.36	$3.04	$4.53
Discontinued Operations	0.51	(0.02)	0.55	0.00
TOTAL DILUTED EARNINGS PER SHARE	$1.00	$1.34	$3.59	$4.53

CASH DIVIDENDS DECLARED PER SHARE:
Common Stock	$0.13	$0.12	$0.52	$0.48
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	39,708	41,438	40,091	42,584
Diluted	40,577	42,796	40,863	43,549

PROG Holdings, Inc.
Consolidated Balance Sheets
(In thousands, except share data)

	December 31, 2025	December 31, 2024
ASSETS:
Cash and Cash Equivalents	$308,774	$90,920
Accounts Receivable (net of allowances of $68,806 in 2025 and $71,607 in 2024)	74,228	80,206
Lease Merchandise (net of accumulated depreciation and allowances of $407,104 in 2025 and $440,831 in 2024)	609,009	680,242
Loans Receivable (net of allowances and unamortized fees of $18,246 in 2025 and $10,264 in 2024)	90,648	39,128
Property and Equipment, Net	19,526	20,044
Operating Lease Right-of-Use Assets	2,740	3,879
Goodwill	296,061	296,061
Other Intangibles, Net	57,774	73,775
Income Tax Receivable	47,894	10,644
Deferred Income Tax Assets	19,561	9,206
Prepaid Expenses and Other Assets	70,643	73,193
Assets of Discontinued Operations	13,550	136,469
Total Assets	$1,610,408	$1,513,767
LIABILITIES & SHAREHOLDERS’ EQUITY:
Accounts Payable and Accrued Expenses	$96,471	$89,570
Deferred Income Tax Liabilities	121,152	74,320
Customer Deposits and Advance Payments	37,413	40,917
Operating Lease Liabilities	7,263	11,307
Debt, Net	594,861	643,563
Liabilities of Discontinued Operations	6,831	3,809
Total Liabilities	863,991	863,486
SHAREHOLDERS' EQUITY:
Common Stock, Par Value $0.50 Per Share: Authorized: 225,000,000 Shares at December 31, 2025 and December 31, 2024; Shares Issued: 82,078,654 at December 31, 2025 and December 31, 2024	41,039	41,039
Additional Paid-in Capital	363,583	358,538
Retained Earnings	1,594,685	1,469,450
	1,999,307	1,869,027
Less: Treasury Shares at Cost
Common Stock: 42,502,844 Shares at December 31, 2025 and 41,262,901 at December 31, 2024	(1,252,890)	(1,218,746)
Total Shareholders’ Equity	746,417	650,281
Total Liabilities & Shareholders’ Equity	$1,610,408	$1,513,767

PROG Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Twelve Months Ended December 31,
	2025	2024
OPERATING ACTIVITIES:
Net Earnings	$146,788	$197,249
Adjustments to Reconcile Net Earnings to Cash Provided by Operating Activities:
Depreciation of Lease Merchandise	1,590,240	1,621,101
Other Depreciation and Amortization	24,456	26,977
Provisions for Accounts Receivable and Loan Losses	408,090	386,558
Stock-Based Compensation	28,807	29,179
Deferred Income Taxes	51,072	(56,030)
Gain on Sale of Receivables	(43,683)	—
Impairment of Assets	3,248	6,018
Income Tax Benefit from Reversal of Uncertain Tax Position	—	(51,443)
Non-Cash Lease Expense	(2,939)	(3,632)
Other Changes, Net	(2,054)	(2,640)
Changes in Operating Assets and Liabilities:
Additions to Lease Merchandise	(1,696,573)	(1,850,425)
Book Value of Lease Merchandise Sold or Disposed	177,567	182,509
Accounts Receivable	(324,030)	(342,954)
Prepaid Expenses and Other Assets	8,980	(25,394)
Income Tax Receivable and Payable	(39,697)	24,743
Accounts Payable and Accrued Expenses	8,194	(8,495)
Customer Deposits and Advance Payments	(3,504)	5,204
Cash Provided by Operating Activities	334,962	138,525
INVESTING ACTIVITIES:
Investments in Loans Receivable	(920,318)	(459,463)
Proceeds from Loans Receivable	784,569	388,437
Proceeds from Sale of Loans Receivable	152,436	—
Outflows on Purchases of Property and Equipment	(10,042)	(8,316)
Proceeds from Sale of Property and Equipment	—	131
Other Proceeds	—	41
Cash Provided by (Used in) Investing Activities	6,645	(79,170)
FINANCING ACTIVITIES:
Borrowings (Repayments) on Revolving Facility	(50,000)	50,000
Dividends Paid	(20,767)	(20,393)
Acquisition of Treasury Stock	(51,775)	(138,651)
Issuance of Stock Under Stock Option and Employee Purchase Plans	1,630	2,364
Cash Paid for Shares Withheld for Employee Taxes	(7,492)	(9,660)
Debt Issuance Costs	(84)	(2,776)
Cash Used in Financing Activities	(128,488)	(119,116)
Increase (Decrease) in Cash and Cash Equivalents	213,119	(59,761)
Cash and Cash Equivalents at Beginning of Period	95,655	155,416
Cash and Cash Equivalents at End of Period	$308,774	$95,655
Net Cash Paid During the Period:
Interest	$37,432	$37,033
Income Taxes	$45,793	$49,840

PROG Holdings, Inc.
Quarterly Revenues by Segment
(In thousands)

	(Unaudited)
	Three Months Ended
	December 31, 2025
	Progressive Leasing	Four	Other	Consolidated Total
Lease Revenues and Fees	$544,940	$—	$—	$544,940
Other Revenues	—	25,803	3,843	29,646
Total Revenues	$544,940	$25,803	$3,843	$574,586

	(Unaudited)
	Three Months Ended
	December 31, 2024
	Progressive Leasing	Four	Other	Consolidated Total
Lease Revenues and Fees	$592,872	$—	$—	$592,872
Other Revenues	—	11,121	2,383	13,504
Total Revenues	$592,872	$11,121	$2,383	$606,376

PROG Holdings, Inc.
Annual Revenues by Segment
(In thousands)

	Twelve Months Ended
	December 31, 2025
	Progressive Leasing	Four	Other	Consolidated Total
Lease Revenues and Fees	$2,322,754	$—	$—	$2,322,754
Other Revenues	—	73,722	12,747	86,469
Total Revenues	$2,322,754	$73,722	$12,747	$2,409,223

	Twelve Months Ended
	December 31, 2024
	Progressive Leasing	Four	Other	Consolidated Total
Lease Revenues and Fees	$2,366,489	$—	$—	$2,366,489
Other Revenues	—	27,351	5,241	32,592
Total Revenues	$2,366,489	$27,351	$5,241	$2,399,081

PROG Holdings, Inc.
Quarterly Gross Merchandise Volume by Segment
(In thousands)

	(Unaudited)
	Three Months Ended December 31,
	2025	2024
Progressive Leasing	$534,004	$597,493
Four	303,966	134,580
Total GMV	$837,970	$732,073

Use of Non-GAAP Financial Information:
Non-GAAP net earnings from continuing operations, non-GAAP diluted earnings from continuing operations per share, and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). Non-GAAP diluted earnings per share from continuing operations for the full year 2026 and first quarter 2026 outlook excludes intangible amortization expense, restructuring expenses, transaction-related costs, and also excludes Vive as its normal operations have been discontinued as a result of the sale of its credit card portfolio in October 2025. Non-GAAP net earnings from continuing operations and non-GAAP diluted earnings per share from continuing operations for the three and twelve months ended December 31, 2025 exclude intangible amortization expense, transaction-related costs, restructuring costs, write-off of assets due to a retail partner bankruptcy, and costs related to the cybersecurity incident, net of insurance recoveries. Non-GAAP net earnings from continuing operations and non-GAAP diluted earnings from continuing operations per share for the three and twelve months ended December 31, 2024 exclude intangible amortization expense, restructuring expenses, costs related to the cybersecurity incident, net of insurance recoveries and reversal of the uncertain tax position related to Progressive Leasing's $175 million settlement with the FTC in 2020. The amount for the after-tax non-GAAP adjustment, which is tax effected using our statutory tax rate, can be found in the reconciliation of net earnings and diluted earnings per share to non-GAAP net earnings and diluted earnings per share table in this press release.
The Adjusted EBITDA figures presented in this press release are calculated as the Company’s earnings from continuing operations before interest expense, net, depreciation on property and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA for the full year and first quarter 2026 outlook also excludes stock-based compensation expense, transaction-related costs for the acquisition of Purchasing Power, restructuring charges, and the operations of Vive. Adjusted EBITDA for the full year and first quarter 2026 includes estimated interest expense on Purchasing Power's asset-backed secured borrowings. Adjusted EBITDA for the three and twelve months ended December 31, 2025 also excludes stock-based compensation expense, costs related to the cybersecurity incident, net of insurance recoveries, restructuring costs, write-off of assets due to a retail partner bankruptcy, and transaction-related costs for the acquisition of Purchasing Power. Adjusted EBITDA for the three and twelve months ended December 31, 2024 also excludes stock-based compensation expense, restructuring expenses, and costs related to the cybersecurity incident, net of insurance recoveries. The amounts for these pre-tax non-GAAP adjustments can be found in the segment EBITDA tables in this press release.
Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance.

Non-GAAP net earnings from continuing operations, non-GAAP diluted earnings from continuing operations, and adjusted EBITDA provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. We believe the exclusion of stock-based compensation expense provides for a better comparison of our operating results with our peer companies as the calculations of stock-based compensation vary from period to period and company to company due to different valuation methodologies, subjective assumptions and the variety of award types. We believe interest expense on Purchasing Power's asset-backed secured borrowings represents a direct operating cost required to generate revenue; therefore, the Company is including this interest expense when calculating consolidated and Purchasing Power's adjusted EBITDA beginning in 2026. This measure may be useful to an investor in evaluating the underlying operating performance of our business.
Adjusted EBITDA also provides management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance because the measures:
•Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors.
•Are used by rating agencies, lenders and other parties to evaluate our creditworthiness.
•Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting.
Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share and the GAAP revenues and earnings before income taxes of the Company’s segments, which are also presented in the press release. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner.

PROG Holdings, Inc.
Reconciliation of Net Earnings and Diluted Earnings Per Share to
Non-GAAP Net Earnings and Diluted Earnings Per Share
(In thousands, except per share amounts)

	(Unaudited)
	Three Months Ended				Twelve Months Ended
	Mar 31,	Jun 30,	Sept 30,	Dec 31,	Dec 31,
	2025
Net Earnings from Continuing Operations	$34,733	$37,438	$32,267	$19,914	$124,352
Add: Intangible Amortization Expense	4,001	4,000	3,999	4,001	16,001
Add: Restructuring Expense	—	—	—	2,798	2,798
Add: Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	(18)	127	58	(255)	(88)
Add: Transaction-related Costs	—	—	—	2,179	2,179
Add: Write-off of Assets due to Retailer Bankruptcy	—	—	—	4,996	4,996
Less: Tax Impact of Adjustments(1)	(1,036)	(1,073)	(1,055)	(3,567)	(6,731)
Non-GAAP Net Earnings from Continuing Operations	$37,680	$40,492	$35,269	$30,066	$143,507
Diluted Earnings Per Share from Continuing Operations	$0.83	$0.92	$0.80	$0.49	$3.04
Add: Intangible Amortization Expense	0.10	0.10	0.10	0.10	0.39
Add: Restructuring Expense	—	—	—	0.07	0.07
Add: Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	—	—	—	(0.01)	—
Add: Transaction-related Costs	—	—	—	0.05	0.05
Add: Write-off of Assets due to Retailer Bankruptcy	—	—	—	0.12	0.12
Less: Tax Impact of Adjustments(1)	(0.02)	(0.03)	(0.03)	(0.09)	(0.16)
Non-GAAP Diluted Earnings Per Share from Continuing Operations(2)	$0.90	$1.00	$0.87	$0.74	$3.51
Diluted Weighted Average Shares Outstanding	41,851	40,559	40,481	40,577	40,863
(1)Adjustments are tax-effected using an assumed statutory tax rate of 26%.
(2)In some cases, the sum of individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding.

PROG Holdings, Inc.
Reconciliation of Net Earnings and Diluted Earnings Per Share to
Non-GAAP Net Earnings and Diluted Earnings Per Share
(In thousands, except per share amounts)

	(Unaudited)
	Three Months Ended				Twelve Months Ended
	Mar 31,	Jun 30,	Sept 30,	Dec 31,	Dec 31,
	2024
Net Earnings from Continuing Operations	$21,099	$33,117	$84,790	$58,305	$197,311
Add: Intangible Amortization Expense	5,650	4,239	4,000	4,000	17,889
Add: Restructuring Expense	18,014	2,886	6	(68)	20,838
Add: Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	116	116	114	(61)	285
Less: Tax Impact of Adjustments(1)	(6,183)	(1,883)	(1,072)	(1,006)	(10,144)
Less: Reversal of Uncertain Tax Position	—	—	(53,599)	—	(53,599)
Less: Tax Benefit from Partnership Deemed Liquidation	—	—	—	(27,767)	(27,767)
Add: Accrued Interest on Uncertain Tax Position	1,078	1,078	—	—	2,156
Non-GAAP Net Earnings from Continuing Operations	$39,774	$39,553	$34,239	$33,403	$146,969
Diluted Earnings Per Share from Continuing Operations	$0.47	$0.76	$1.96	$1.36	$4.53
Add: Intangible Amortization Expense	0.13	0.10	0.09	0.09	0.41
Add: Restructuring Expense	0.40	0.07	—	—	0.48
Add: Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	—	—	—	—	0.01
Less: Tax Impact of Adjustments(1)	(0.14)	(0.04)	(0.02)	(0.02)	(0.23)
Less: Reversal of Uncertain Tax Position	—	—	(1.24)	—	(1.23)
Less: Tax Benefit from Partnership Deemed Liquidation	—	—	—	(0.65)	(0.64)
Add: Accrued Interest on Uncertain Tax Position	0.02	0.02	—	—	0.05
Non-GAAP Diluted Earnings Per Share from Continuing Operations(2)	$0.89	$0.90	$0.79	$0.78	$3.37
Diluted Weighted Average Shares Outstanding	44,528	43,721	43,169	42,796	43,549
(1)Adjustments are tax-effected using an assumed statutory tax rate of 26%.
(2)In some cases, the sum of individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding.

PROG Holdings, Inc.
Non-GAAP Financial Information
Quarterly Segment Adjusted EBITDA
(In thousands)

	(Unaudited)
	Three Months Ended
	December 31, 2025
	Progressive Leasing	Four	Other	Consolidated Total
Net Earnings from Continuing Operations				$19,914
Income Tax Expense(1)				11,491
Earnings (Loss) from Continuing Operations Before Income Tax Expense	$41,965	$(3,352)	$(7,208)	31,405
Interest Expense, Net	4,697	1,751	676	7,124
Depreciation	1,512	25	665	2,202
Amortization	3,772	229	—	4,001
EBITDA from Continuing Operations	51,946	(1,347)	(5,867)	44,732
Stock-Based Compensation	6,658	195	244	7,097
Restructuring Expense	589	—	2,209	2,798
Write-off of Assets due to Retailer Bankruptcy	4,996	—	—	4,996
Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	(255)	—	—	(255)
Transaction-related Costs	—	—	2,179	2,179
Adjusted EBITDA from Continuing Operations	$63,934	$(1,152)	$(1,235)	$61,547
(1) Taxes are calculated on a consolidated basis and are not identifiable by Company segment.

PROG Holdings, Inc.
Non-GAAP Financial Information
Quarterly Segment Adjusted EBITDA
(In thousands)

	(Unaudited)
	Three Months Ended
	December 31, 2024
	Progressive Leasing	Four	Other	Consolidated Total
Net Earnings from Continuing Operations				$58,305
Income Tax Benefit(1)				(15,747)
Earnings (Loss) from Continuing Operations Before Income Tax Benefit	$48,186	$(3,206)	$(2,422)	42,558
Interest Expense, Net	6,731	1,080	505	8,316
Depreciation	1,494	139	408	2,041
Amortization	3,771	229	—	4,000
EBITDA from Continuing Operations	60,182	(1,758)	(1,509)	56,915
Stock-Based Compensation	5,760	1,173	376	7,309
Restructuring Expense	(68)	—	—	(68)
Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	(61)	—	—	(61)
Adjusted EBITDA from Continuing Operations	$65,813	$(585)	$(1,133)	$64,095
(1) Taxes are calculated on a consolidated basis and are not identifiable by Company segment.

PROG Holdings, Inc.
Non-GAAP Financial Information
Twelve Month Segment Adjusted EBITDA
(In thousands)

	Twelve Months Ended
	December 31, 2025
	Progressive Leasing	Four	Other	Consolidated Total
Net Earnings from Continuing Operations				$124,352
Income Tax Expense(1)				50,167
Earnings (Loss) from Continuing Operations Before Income Tax Expense	$188,874	$2,835	$(17,190)	174,519
Interest Expense, Net	24,205	4,942	3,107	32,254
Depreciation	5,516	220	2,295	8,031
Amortization	15,084	917	—	16,001
EBITDA from Continuing Operations	233,679	8,914	(11,788)	230,805
Stock-Based Compensation	26,168	1,028	1,281	28,477
Restructuring Expense	589	—	2,209	2,798
Write-off of Assets due to Retailer Bankruptcy	4,996	—	—	4,996
Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	(88)	—	—	(88)
Transaction-related Costs	—	—	2,179	2,179
Adjusted EBITDA from Continuing Operations	$265,344	$9,942	$(6,119)	$269,167
(1) Taxes are calculated on a consolidated basis and are not identifiable by Company segment.

PROG Holdings, Inc.
Non-GAAP Financial Information
Twelve Month Segment Adjusted EBITDA
(In thousands)

	Twelve Months Ended
	December 31, 2024
	Progressive Leasing	Four	Other	Consolidated Total
Net Earnings from Continuing Operations				$197,311
Income Tax Benefit(1)				(33,875)
Earnings (Loss) from Continuing Operations Before Income Tax Benefit	$184,782	$(6,485)	$(14,861)	163,436
Interest Expense, Net	30,653	750	(114)	31,289
Depreciation	6,574	500	1,371	8,445
Amortization	16,972	917	—	17,889
EBITDA from Continuing Operations	238,981	(4,318)	(13,604)	221,059
Stock-Based Compensation	22,665	2,823	2,357	27,845
Restructuring Expense	18,210	—	2,628	20,838
Costs Related to the Cybersecurity Incident, Net of Insurance Recoveries	285	—	—	285
Adjusted EBITDA from Continuing Operations	$280,141	$(1,495)	$(8,619)	$270,027
(1) Taxes are calculated on a consolidated basis and are not identifiable by Company segment.

PROG Holdings, Inc.
Non-GAAP Financial Information
Reconciliation of Full Year 2026 Outlook for Adjusted EBITDA
(In thousands)

	Fiscal Year 2026 Ranges
	Progressive Leasing	Purchasing Power	Four	Other	Consolidated Total
Estimated Net Earnings from Continuing Operations					$132,000 - $155,000
Income Tax Expense(1)					56,000 - 59,000
Projected Earnings (Loss) from Continuing Operations Before Income Tax Expense	$182,000 - $193,000	$13,000 - $22,000	$7,500 - $11,000	$(14,500) - $(12,000)	188,000 - 214,000
Interest Expense, Net	36,000 - 35,000	1,000	8,000 - 9,000	1,500 - 2,000	46,500 - 47,000
Depreciation	5,000 - 6,000	9,000	—	2,500	16,500 - 17,500
Amortization	4,000	18,000 - 19,000	1,000	—	23,000 - 24,000
Projected EBITDA from Continuing Operations	227,000 - 238,000	41,000 - 51,000	16,500 - 21,000	(10,500) - (7,500)	274,000 - 302,500
Stock-Based Compensation	27,000 - 28,000	1,000	1,000 - 1,500	—	29,000 - 30,500
Restructuring/ Regulatory Insurance Recoveries/ Cyber/ Transaction-related Costs	—	8,000	—	9,000	17,000
Projected Adjusted EBITDA from Continuing Operations	$254,000 - $266,000	$50,000 - $60,000	$17,500 - $22,500	$(1,500) - $1,500	$320,000 - $350,000
(1) Taxes are calculated on a consolidated basis and are not identifiable by Company segment.

PROG Holdings, Inc.
Non-GAAP Financial Information
Reconciliation of the Three Months Ended March 31, 2026 Outlook for Adjusted EBITDA
(In thousands)

Three Months Ended March 31, 2026
Consolidated Total
Estimated Net Earnings from Continuing Operations	$9,000 - $17,000
Income Tax Expense(1)	6,000
Projected Earnings from Continuing Operations Before Income Tax Expense	15,000 - 23,000
Interest Expense, Net	13,000
Depreciation	4,000 - 5,000
Amortization	9,000
Projected EBITDA from Continuing Operations	41,000 - 50,000
Stock-Based Compensation	7,000 - 8,000
Restructuring/ Regulatory Insurance Recoveries/ Cyber/ Transaction-related Costs	17,000
Projected Adjusted EBITDA from Continuing Operations	$65,000 - $75,000
(1) Taxes are calculated on a consolidated basis and are not identifiable by Company segment.

PROG Holdings, Inc.
Reconciliation of Full Year 2026 Outlook for Diluted Earnings Per Share
to Non-GAAP Diluted Earnings Per Share

	Full Year 2026
	Low	High
Projected Diluted Earnings Per Share from Continuing Operations	$3.34	$3.79
Add: Projected Intangible Amortization Expense	0.58	0.59
Add: Restructuring/ Regulatory Insurance Recoveries/ Cyber/ Transaction-related Costs	0.29	0.29
Subtract: Tax Effect on Non-GAAP Adjustments(1)	(0.22)	(0.22)
Projected Non-GAAP Diluted Earnings Per Share from Continuing Operations(2)	$4.00	$4.45
(1)Adjustments are tax-effected using an assumed statutory tax rate of 26%.
(2)In some cases, the sum of individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding.

PROG Holdings, Inc.
Reconciliation of the Three Months Ended March 31, 2026 Outlook for Diluted
Earnings Per Share to Non-GAAP Diluted Earnings Per Share

	Three Months Ended March 31, 2026
	Low	High
Projected Diluted Earnings Per Share from Continuing Operations	$0.22	$0.42
Add: Projected Intangible Amortization Expense	0.22	0.22
Add: Restructuring/ Regulatory Insurance Recoveries/ Cyber/ Transaction-related Costs	0.42	0.42
Subtract: Tax Effect on Non-GAAP Adjustments(1)	(0.17)	(0.17)
Projected Non-GAAP Diluted Earnings Per Share from Continuing Operations(2)	$0.70	$0.90
(1)Adjustments are tax-effected using an assumed statutory tax rate of 26%.
(2)In some cases, the sum of individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding.